                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K/A
                                Amendment No. 1


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported): October 23, 1995 (October 13, 1995)


                          CORAM HEALTHCARE CORPORATION
             (Exact name of Registrant as specified in its charter)


          Delaware                     1-11343                    33-0615337
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



1125 Seventeenth Street, 15th Floor, Denver, Colorado              80202
    (Address of principal executive offices)                     (Zip Code)



                                 (303) 292-4973
              (Registrant's telephone number, including area code)



                                 Not applicable
             (Former name or address, if changed since last report)





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ITEM 5.  OTHER EVENTS.

         On October 13, 1995, the Registrant entered into the Fourth Amendment and Limited Waiver to Credit Agreement and First Amendment to Security Documents, attached hereto as Exhibit A, which is incorporated herein in its entirety by this reference. On October 16, 1995, the Registrant announced that it had concluded a major debt restructuring, announced that it had named Donald
J. Amaral as is President and Chief Executive Officer, and issued the press release attached hereto as Exhibit B, which is incorporated herein in its entirety by this reference.

         As part of the restructuring of the terms of the Company's Senior Credit Facility with Chemical Bank, as agent, the maturity dates were shortened from April 6, 2000 to March 31, 1997, and the unused portion of the existing revolving debt commitments of approximately $64.2 million were terminated. The warrants received by the lenders are for 2,569,342 shares of common stock of the Company or, at the option of the lenders, 6% of the shares of Coram Inc., a wholly-owned subsidiary of the company and the immediate parent of the Company's operating subsidiaries, exercisable at a nominal price over five years. The fair value of the warrants, estimated to be $8 million, will be accounted for as interest expense over the term of the debt.

ITEM 7.  EXHIBITS.

         A. Fourth Amendment and Limited Waiver to Credit Agreement and First Amendment to Security Documents dated as of October 13, 1995, together with selected exhibits thereto, by and among the Registrant, Coram Inc., each Subsidiary Guarantor (as defined therein), the Financial Institutions Party thereto (as defined therein) and Chemical Bank as Agent.

         B.      Press Release Issued by the Registrant on October 16, 1995.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 3, 1996                      CORAM HEALTHCARE CORPORATION
                                                    (registrant)


                                            By:   /s/ Richard M. Smith
                                               ---------------------------------
                                                  Richard M. Smith
                                                  Chief Financial Officer





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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                       EXHIBIT DESCRIPTION                            PAGE
- -------                      -------------------                            ----
A.               Fourth Amendment and Limited Waiver to Credit Agreement
           and First Amendment to Security Documents dated as of October
           13, 1995, together with selected exhibits thereto, by and
           among the Registrant, Coram Inc., each Subsidiary Guarantor
           (as defined therein), the Financial Institutions Party
           thereto (as defined therein) and Chemical Bank as Agent. *

B.               Press Release Issued by the Registrant on October 16,
           1995. *


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*  Filed in original filing.